UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2004

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1300 Main Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

         On October 6, 2004, MGP Ingredients, Inc. (the “Company”) issued a press release, incorporated into this Item 2.02 by reference, providing information concerning its earnings expectations for the first quarter of fiscal year 2005, which ended September 30, 2004. The press release, dated October 6, 2004, is furnished pursuant to Item 2.02, “Results of Operations and Financial Conditions,” Item 7.01, “Regulation FD Disclosure” and Item 9.01, “Financial Statements and Exhibits.”

Item 7.01 Regulation FD Disclosure.

         Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is a press release which was issued on October 6, 2004, by the Company.

         An investors conference call will take place at 3:00 p.m. central standard time on October 7, 2004. The Company’s senior management will discuss the Company’s perspective on current marketplace conditions and certain forward looking information during the conference call. Interested persons may listen to the conference call via telephone by dialing 800-322-0079 before 2:55 p.m., or access it on the Internet at www.mgpingredients.com.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Press Release dated October 6, 2004, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01, and 9.01.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: October 6, 2004	By:/s/ Laidacker M. Seaberg
Laidacker M. Seaberg President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated October 6, 2004, furnished solely for the purpose of incorporation by reference into Items 2.02, 7.01, and 9.01.